Exhibit 1(10)(a)

                           PART I OF APPLICATION TO
                   Mutual of America Life Insurance Company
                    320 Park Avenue New York NY 10022-6839

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If conversion from group life insurance, only complete questions 1, 2 and 10-18 of Part I.
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1a.  Proposed Insured's Name (Print)                                  b. Sex
     First                   Middle                   Last             M     F

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c.   Date of Birth                                    d. Place of Birth
      Mo.               Day                Year

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e.   Social Security No.
                        ----------------------------------
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2.   Proposed Insured's Home Address

     Street
           ---------------------------------------------------------------------
     City                                             State         Zip
         --------------------------------------------      --------    ---------
     Home Telephone No. (   )
                             ---------------------------------------------------
     How long at above address?
                               -------------------------------------------------
     If less than 3 years, provide former residences in remarks.
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3a.  Proposed Insured's Occupation      b. Proposed Insured's Duties

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4.   Employer's Name and Address:
                                 -----------------------------------------------

     ---------------------------------------------------------------------------

     Employer Identification Number:
                                    --------------------------------------------

     Telephone No.(   )
                       ---------------------------------------------------------
     If less than 3 years, provide information about former employer in remarks.
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5.   Has the Proposed Insured smoked cigarettes in the past 12 months?
     Yes [_]  No [_]
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6.   Has the Proposed Insured ever had a life or health insurance policy declined, or rated, withdrawn an application, or been required to pay extra premium or accept a policy modification? If "Yes," explain in remarks.
     Yes [_]  No [_]
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7.   Does the Proposed Insured plan to live or travel outside the United States and Canada within the next 12 months? If "Yes," explain in remarks.
     Yes [_]  No [_]
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8.   Does the Proposed Insured plan to fly an aircraft, glider, balloon or like device? Within the last 2 years has the Proposed Insured flown as a student pilot, pilot or crew member? Has the Proposed Insured had any other duties aboard an aircraft, gilder, balloon or like device while in flight? If "Yes," complete Aviation Questionnaire.
     Yes [_]  No [_]
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9    Does the Proposed Insured engage, plan to engage, or has he or she engaged in the last 2 years, in: (1) skin or scuba diving; (2) motor vehicle or motorcycle racing; (3) skydiving or hang gliding? If "Yes," complete Avocation and Sports Questionnaire.
     Yes [_]  No [_]
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10.  Basic Coverage
     [_] Variable Universal Life
       [_] Face Amount Plan  [_] Face Amount Plus Plan
     Scheduled Premium $                                  Per
                        ---------------------------------    -------------------
     [_] ____ Year Term
     [_] Whole Life
         [_] Automatic Premium Loan
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11.  Initial Amount of Insurance              12. Amount Paid with Application
     $                                            $
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13.  Additional Benefits By Rider: (If available on policy applied for) (Check box if desired)
     [_] Waiver of Premium
     [_] Accidental Death $                                  (amount)
                            ---------------------------------
     [_] Preliminary One Year Term (conversion only)
     [_] Other:

     -------------------------------------------------------------------------
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14.  Mode of Premium Payment: (If available)
     [_] Annual                         [_] Semiannual
     [_] Quarterly       [_] Monthly                   [_] PAC
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15.a. Beneficiary Type:  [X] Primary
      --------------------------------------------------------------------------
   b. Relationship: [_] Spouse     [_] Child      [_] Parent     [_] Estate
      [_] Other
               ---------------------------------------------------------------
      --------------------------------------------------------------------------
   c. Full Name     First            Middle             Last

      --------------------------------------------------------------------------
   d. Social Security or Tax ID Number:      e. Benefit Percentage:

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16.a. Beneficiary Type:  [_] Primary              [_] Contingent
      -------------------------------------------------------------------------
   b. Relationship: [_] Spouse     [_] Child      [_] Parent     [_] Estate
      [_] Other
               ---------------------------------------------------------------
      --------------------------------------------------------------------------
   c. Full Name     First            Middle             Last

      --------------------------------------------------------------------------
   d. Social Security or Tax ID Number:      e. Benefit Percentage:

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If additional beneficiaries, use REMARKS section.
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17. Policy Owner: [_] Proposed Insured  [_] Other(Complete below)
    Full Name:
              ----------------------------------------------------------------
    Address:
            ------------------------------------------------------------------
    Telephone No. (    )
                        ------------------------------------------------------
    S.S. or Tax ID Number
                         -----------------------------------------------------
    Relationship to Proposed Insured
                                    ------------------------------------------
    Contingent Owner
                    ----------------------------------------------------------
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18. Send Premium Notices To: [_] Insured    [_] Policy Owner
                                            [_] Other (complete below)
Full Name:
          --------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
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    REMARKS (Attach additional sheets, if additional room in answering questions is necessary. Please sign and date any attachments.)

    ----------------------------------------------------------------------------
    PLEASE NOTE that the Variable Universal Life policy has an Accelerated Death Benefit. A one-time administrative fee of $250 is charged when an Accelerated Death Benefit is paid. RECEIPT OF ACCELERATED DEATH BENEFITS MAY AFFECT ELIGIBILITY FOR PUBLIC ASSISTANCE PROGRAMS AND MAY BE TAXABLE.
    ----------------------------------------------------------------------------

19. ALLOCATION OF PREMIUMS (Complete only if applying for Variable Universal Life.)

     Until the date that the policy is issued, premiums will be placed in the Interest Accumulation Account. On the date that the policy is issued, this amount, including interest, and all subsequent premiums, unless otherwise elected, will be allocated according to your designation shown below.

     Show the percentage of your future contributions you want to place in the interest account and/or investment funds. Use whole numbers only, and make sure the percentages total 100%.

     Amounts you place in the interest account will be credited with the rate of interest currently applicable to that account. Amounts allocated to any investment fund are not guaranteed and will fluctuate to recognize investment results.

     -------------------      -------------------------------------------------------------------------------------------------
      INTEREST ACCOUNT                                            INVESMENT FUNDS
     -------------------      -------------------------------------------------------------------------------------------------
      MUTUAL OF AMERICA                                MUTUAL OF AMERICA                               AMERICAN CENTURY
     -------------------      -------------------------------------------------------------------------------------------------
      Interest                 Money Market            All America           Equity Index             American Century
      Accumulation             Fund                    Fund                  Fund                     VP Capital
      Account                                                                                         Appreciation Fund     %
                                                                                                      ------------------------
                     %                          %                     %                       %             CALVERT
     ------------------       ------------------------------------------------------------------------------------------------
                               Short-Term              Mid-Term              Bond                     Calvert Social
                               Bond Fund               Bond Fund             Fund                     Balanced Fund         %
                                                                                                      ------------------------
                                                %                     %                       %             SCUDDER
                              ------------------------------------------------------------------------------------------------
                               Composite               Aggressive           Mid-Cap Equity
                               Fund                    Equity Fund          Index Fund                Scudder
                                                                                                      Capital Growth
                                                %                      %                      %       Fund                 %
                              ------------------------------------------------------------------------------------------------
                                                                  FIDELITY                             Scudder
                              -----------------------------------------------------------------        Bond
                               Fidelity VIP II         Fidelity VIP         Fidelity VIP II            Fund                %
                               Asset Manager           Equity-Income        Contrafund                ------------------------
                               Fund                    Fund                                            Scudder
                                                                                                       International
                                                %                      %                      %        Fund                %
                             -------------------------------------------------------------------------------------------------

20.  REPLACEMENT (Must be completed)
     A. Does the Proposed Insured have any other life insurance in force or applied for? [ ]Yes [ ]No If "Yes," Amount $
                                                     ------------
     B. Does the Policy Owner have any other life insurance in force or applied for? [ ]Yes [ ]No If "Yes," Amount $
                                            -----------
     C. Is the policy applied for intended to replace another contract/policy?
        [ ]Yes [ ]No
        If "Yes," Company
                         -------------------------------------------------------
        Contract/Account Number                               Amount $
                               ------------------------------         ----------


It is represented that the statements and answers given in this application are true, complete, and correctly recorded to the best of the Proposed Insured's and Policy Owner's knowledge and belief.

It is agreed that: (1) This entire application shall be the basis for any policy issued; (2) Any policy issued shall not take effect unless and until the first full premium is paid and the policy is delivered to the Policy Owner during the lifetime and continued insurability of the Proposed Insured as stated in this application, except as otherwise provided in the conditional receipt with the same number as this application; (3) No information acquired by any representative of Mutual of America Life Insurance Company (the Company) shall be binding upon the Company unless set out in writing in this application; (4) No waiver or modification shall be binding upon the Company unless in writing and signed by the President or a Vice President and the Secretary or an Assistant Secretary.

I, the Proposed Insured, authorized any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person having any records or knowledge of me or my health to give the Company or its reinsurers any and all information. The Company may release information obtained to MIB, reinsuring companies, other persons or organizations performing business or legal services in connection with my application. The Company may release information, as required by law, or as I may authorize. I understand and agree to the following: (1) this Authorization is valid for two and one-half years from this application date; (2) a photocopy is as valid as the original; and (3) a copy is available to the person to be insured upon request.

I, the Proposed Insured, further authorize the Company to procure an investigative consumer report if they deem it necessary to the determination of my insurability.

I, the Proposed Insured, acknowledge receipt of the Notice of Disclosure of Information and Investigative Consumer Report Notice.

If Variable Universal Life insurance is applied for, I, the Policy Owner, acknowledge that: (1) I have received a copy of the current Prospectus; (2) I have read the Prospectus and understand its terms; (3) I am familiar with the objectives of the Investment Funds; (4) My election or authorization made under the policy as part of this application is subject to the conditions and limitations set forth in the Prospectus; and (5) I have determined that the policy applied for above is suitable to my investment objectives and my financial situation. Variable Universal Life Insurance is a flexible premium adjustable life insurance policy. The anticipated coverage of life insurance applied for under this form is to provide coverage for the lifetime of the insured. The anticipated Premiums payable for life are:

Initial Premium*  $                         Scheduled Premium  $                        per
                   ------------------------                     -----------------------    -----------------------
* If the Initial Premium to be paid at issue is not shown, the source of such payment will be:

              Cash Value of other insurance policy(s)               Other:             Est.Amount $
- -------------                                        --------------       -------------            ---------------
Signed at                                                        on                         , of the year
         -------------------------------------------------------   ------------------------              ---------
                       City                     State

- ---------------------------------------------------------------   ------------------------------------------------
     Witness (Authorized Company Representative)                           (Proposed Insured)

                                                                  ------------------------------------------------
                                                                   Policy Owner (if other than Proposed Insured)

NON-MEDICAL FORM (Do Not Complete This Part If Medical Examination Is Required)
                           PART II OF APPLICATION TO
                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                    320 PARK AVENUE NEW YORK NY 10022-6839
 NOTE: THIS PART II MUST BE COMPLETED AND SIGNED BEFORE AN AUTHORIZED COMPANY
                                REPRESENTATIVE
================================================================================
1. PROPOSED INSURED
    Print Full Name                     2. Height_____ft.___in. Weight______lbs.
- --------------------------------------------------------------------------------
     CIRCLE APPLICABLE ITEMS AND GIVE DETAILS OF "YES" ANSWERS IN REMARKS.
================================================================================

  3. To the best of your knowledge and belief, do you, the Proposed Insured,         Yes  No
     have, or have you ever had, or been treated for:
     a. Disorder of eyes, ears, nose, or throat?...................................  [_]  [_]
     b. Convulsions, paralysis, or mental or nervous disorder?.....................  [_]  [_]
     c. Pleurisy, asthma, emphysema, tuberculosis, or other disorder of the respiratory system?........................................................  [_]  [_]
     d. Chest pain, high blood pressure, murmur, heart attack, or other disorder of the heart or blood vessels?.............................................  [_]  [_]
     e. Intestinal bleeding, ulcer, hernia, colitis, diverticulitis, or other disorder of the stomach, intestines, liver, or gallbladder?................  [_]  [_]
     f. Sugar, albumin, blood or pus in urine; venereal disease; stone or other disorder of kidney, bladder, prostate, or reproductive organs?.............  [_]  [_]
     g. Diabetes, thyroid or other endocrine disorders?............................  [_]  [_]
     h. Arthritis, gout, or disorder of the muscles or bones?......................  [_]  [_]
     i. Tumor, cancer, or disorder of skin or lymph glands?........................  [_]  [_]
     j. Allergies, anemia, or other disorder of the blood?.........................  [_]  [_]
     k. Any other mental or physical disorder not listed above?....................  [_]  [_]
     l. Any abnormality of menstruation, pregnancy, or disorder of the reproductive organs or breasts?............................................  [_]  [_]
     m. Are you now pregnant?......................................................  [_]  [_]
     n. Are you now under regular observation or taking treatment?.................  [_]  [_]
- ---------------------------------------------------------------------------------------------
  4. Within the past 5 years, have you:                                              Yes  No
     a. Had a checkup, consultation, illness, injury, or operation?................  [_]  [_]
     b. Been a patient in a hospital, clinic, or other medical facility?...........  [_]  [_]
     c. Had an electrocardiogram, X-ray, or other diagnostic test?.................  [_]  [_]
     d. Been advised to have any diagnostic test, hospitalization, or surgery which was not completed?.........................................................  [_]  [_]
- ---------------------------------------------------------------------------------------------
  5. Within the past 10 years, have you used:
     a. Amphetamines, barbiturates, or sedatives except as prescribed                Yes  No
        by a physician?............................................................  [_]  [_]
     b. Cocaine, heroin, morphine, LSD, marijuana, PCP, or any other hallucinogenic or narcotic drug?..........................................................  [_]  [_]
- ---------------------------------------------------------------------------------------------
                                                                                     Yes  No
  6. a. Has your weight changed more than 15 pounds in the past year?..............  [_]  [_]
     b. Have you ever received treatment or joined an organization for alcoholism or drug addiction?.........................................................  [_]  [_]
- ---------------------------------------------------------------------------------------------
                                                                                     Yes  No
  7. Have you smoked cigarettes in the last 12 months?.............................  [_]  [_]
- ---------------------------------------------------------------------------------------------
                                                                                     Yes  No
  8. Have you ever been treated for, or been told by a physician, that you have AIDS?...........................................................  [_]  [_]
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

REMARKS
Details of "Yes" answers. Identify question. (Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities. If more room is needed, attach additional sheets. Please sign and date any attachments.)

I represent that the statements and answers given above are true, complete and correctly recorded, to the best of my knowledge and belief. To the extent permitted by law, I expressly waive all provisions of law prohibiting any physician, hospital official or employee, or other person who has attended or examined me, or who has been consulted by me, from disclosing any knowledge or information thereby acquired and from testifying with reference thereto. I expressly authorize such person to make such disclosures.

Signed at                               on                  ,of the year
         ------------------------------   ------------------            --------
Witness
       ---------------------------------------   -------------------------------
Signature of Authorized Company Representative    Signature of Proposed Insured

                   REPORT BY AUTHORIZED COMPANY REPRESENTATIVE
 The questions in this report must be completed to permit consideration of the application.
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               ADDITIONAL QUESTIONS RELATING TO PROPOSED INSURED
- --------------------------------------------------------------------------------
1.a. To the best of your knowledge is replacement involved? If "Yes," complete
     Comparison/Disclosure Statement, as required..................[_]Yes [_]No

  b. Details of life insurance to be replaced.

- --------------------------------------------------------------------------------
                                           Year
     Insurer      Amount        Plan      Taken
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
2. Has the Proposed Insured been given the "Investigative Consumer Report Notice" and the "Notice of Disclosure of Information"? If "No," explain and give details in Remarks...................................[_]Yes [_]No

- --------------------------------------------------------------------------------
3.   How long have you known the Proposed Insured?
                                                  ------------------------------
  a. Is s/he [_] single [_] married [_] divorced [_] widowed
  b. Is s/he related to you or your spouse?........................[_]Yes [_]No

- --------------------------------------------------------------------------------
4.   Financial Status:

     Average earned monthly income: $
                                     -------------------------------------------
     Other income: $         per month Source
                    ---------                -----------------------------------
- --------------------------------------------------------------------------------
5.a. Did the Proposed Insured come to you for coverage?............[_]Yes [_]No

  b. Do you know of any information not given in the application which might affect the insurability of the person to be covered?..........[_]Yes [_]No

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6. If Proposed Insured is married:
     Full maiden name, if applicable
                                    --------------------------------------------
- --------------------------------------------------------------------------------
7. Questions Relating to Policy Owner Of Life Insurance: (Complete if Policy Owner is other than the Proposed Insured) Policy Owner has insurable interest in Proposed Insured because of relationship to Proposed Insured as-
       -------------------------------------------------------------------------

     If a corporation:
       Title or position of Proposed Insured -
                                              ----------------------------------
     If Proposed Insured is an officer, are all of the remaining officers applying for insurance at this time? .........................[_]Yes [_]No
     If "No," explain why in REMARKS.
     If a Partnership:
       Is Proposed Insured a partner? .............................[_]Yes [_]No
       If "No," give relationship of Proposed Insured to the partnership in REMARKS.

     If Proposed Insured is a partner, are all of the remaining partners applying for insurance at this time ..........................[_]Yes [_]No
     If "No," explain why in REMARKS. If a Trustee, the Company requires a copy of the agreement before any policy can be issued.

- --------------------------------------------------------------------------------
8. If a Variable Universal Life policy is applied for, has the Policy Owner completed an "Additional Information For Purchase of a Variable Contract"
     form? .......................................................[_] Yes [_]No

- --------------------------------------------------------------------------------
9.   SPACE FOR CALCULATION OF PREMIUMS:
     INSURING AGE
                 ---------------------------------------------------------------
     (For Variable Universal Life use last birthday; for Term Insurance use nearest birthday)

                          Total Premium $
                                         ---------------------------------------
     Be sure to include all rider premiums, if any.

- --------------------------------------------------------------------------------
This report must be signed by each authorized company representative who has an interest in this application. Unless otherwise indicated, each signing authorized company representative shall have an equal interest. Each authorized company representative must be currently licensed in the state in which the application is signed.

- -----------------------------------------------------
          Authorized Company Representative

                              CONDITIONAL RECEIPT

Mutual of America Life Insurance Company (the Company) has received from
                                                                        --------
[ ] a payment of $ __________ for the insurance applied for with the application having the same number as this receipt.

[ ] an authorization for payment of premiums by salary deduction for the insurance applied for with the application having the same number as this receipt.

This receipt is not valid unless it is signed by an authorized representative of the Company. This receipt is not valid unless the amount paid with the application, if paid by check or draft, is honored on first presentation for payment, or the authorization for payment of premiums remains in effect until the first premium is transmitted to the Company.

IMPORTANT: The payment is received subject to the conditions on the other side of this receipt. This receipt does not provide any insurance until its conditions are met.

Dated at _________________________ on ________________, of the year ___________

                    Authorized Company Representative _________________________

If you do not hear from the Company regarding the proposed insurance within 30 days, notify the Company. Give the name of the company representative, date and amount paid, and the number of this receipt. If you are not issued a policy within 60 days, the application shall be deemed rejected, and we will refund all premiums to you.

        THIS RECEIPT IS TO BE USED ONLY IF PAYMENT IS MADE AT THE TIME THE APPLICATION IS SIGNED; OTHERWISE IT MUST NOT BE DETACHED.





                      NOTICE OF DISCLOSURE OF INFORMATION
Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information which you provide will be treated as confidential except MUTUAL OF AMERICA LIFE INSURANCE COMPANY or its reinsurers may make a brief report thereon to the Medical Information Bureau. The Bureau is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, the Bureau will furnish such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Mutual of America Life Insurance Company or its reinsurers may also release information in its file to its reinsurers or to other life insurance companies to which you may apply for life or health insurance, or to which a claim may be submitted.

IMPORTANT: This conditional receipt does not provide any insurance until after its conditions are met.

The payment or authorization for payment of premiums is received subject to the following conditions:

(A)  1.   If the first medical examination required by the Company's published underwriting rules is completed; and
     2. If the Company is satisfied that, at the time of completing the application, each person to be covered was insurable under the Company's rules for standard insurance on the policy in the amount and plan applied for in the application.

     Then, but only after these conditions are met, the policy applied for shall be effective from the date of the last requirement or the date requested in the application, whichever is the latest, regardless of any change of insurability of each person to be covered occurring after fulfilling all the initial requirements. If less than the full first premium has been paid for such policy, it shall remain in effect only for the fraction of one year that the payment made for such policy bears to the annual premium for such policy.

     The Company shall not be required to make insurance effective for an amount, on each person to be covered, which would exceed the following limits: (a) $150,000 of life insurance if such person is age 16 to 65, $100,000 at all other ages; and (b) $50,000 of benefits for death by accident.

     Any insurance applied for as alternate or additional to the plan and amount of insurance applied for in the application shall not become effective under the conditional receipt.

(B) If the conditions of (A) are met for the insurance applied for in the application, except that if any person to be covered is not insurable under the Company's rules for benefits for disability or accidental death as applied for, the life insurance, and any portion of such benefits for which the Proposed Insured is insurable under the Company's rules, shall be effective as provided in (A).

Except as provided in this conditional receipt, any policy issued by the Company shall not take effect unless the full first premium is paid and the policy is delivered to the Policy Owner during the lifetime of each person to be covered by such policy, and all of the statements and answers given in the application continue to be true and complete to the best of the Proposed Insured's (and Policy Owner's) knowledge and belief as of the date of delivery of the policy.

Neither the company representative nor the medical examiner is authorized to accept risks or pass upon insurability, to make or modify contracts, or to waive any of the company's rights or requirements.



- --------------------------------------------------------------------------------


                     INVESTIGATIVE CONSUMER REPORT NOTICE

This is to inform you that, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. Information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics, and mode of living.

You have the right to make a written request, within a reasonable period of time, to receive additional, detailed information about the nature and scope of this investigation. You will be given the name and address of the consumer reporting agency from whom you may receive and inspect a copy of such report by contacting them.